                                                                      Exhibit 24



                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2000.





                                                     /s/ Kenneth M. Duberstein
                                                     -------------------------
                                                     Kenneth M. Duberstein

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 21st day of February, 2000.





                                                     /s/ John A. Hillenbrand II
                                                     ---------------------------
                                                     John A. Hillenbrand II

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2000.





                                                     /s/ George C. Juilfs
                                                     ---------------------------
                                                     George C. Juilfs

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2000.





                                                     /s/ Melvin Perelman
                                                     ---------------------------
                                                     Melvin Perelman

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2000.





                                                     /s/ Thomas E. Petry
                                                     ---------------------------
                                                     Thomas E. Petry

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp., The Cincinnati Gas & Electric Company, and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2000.





                                                     /s/ Jackson H. Randolph
                                                     ---------------------------
                                                     Jackson H. Randolph

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2000.





                                                     /s/ Mary L. Schapiro
                                                     ---------------------------
                                                     Mary L. Schapiro

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 21st day of February, 2000.





                                                     /s/ John J. Schiff, Jr.
                                                     ---------------------------
                                                     John J. Schiff, Jr.

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2000.





                                                     /s/ Dudley S. Taft
                                                     ---------------------------
                                                     Dudley S. Taft

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of The Cincinnati Gas & Electric Company and The Union Light, Heat and Power Company, the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 17th day of February, 2000.





                                                     /s/ James L. Turner
                                                     ---------------------------
                                                     James L. Turner

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2000.





                                                     /s/ Oliver W. Waddell
                                                     ---------------------------
                                                     Oliver W. Waddell

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 17th day of February, 2000.





                                                     /s/ Neil A. Armstrong
                                                     ---------------------------
                                                     Neil A. Armstrong

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 16th day of February, 2000.





                                                     /s/ James K. Baker
                                                     ---------------------------
                                                     James K. Baker

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 21st day of February, 2000.





                                                     /s/ Michael G. Browning
                                                     ---------------------------
                                                     Michael G. Browning

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 17th day of February, 2000.





                                                     /s/ Phillip R. Cox
                                                     ---------------------------
                                                     Phillip R. Cox

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and Madeleine W. Ludlow, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1999, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

         The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 18th day of February, 2000.





                                                     /s/ Philip R. Sharp
                                                     -------------------
                                                     Philip R. Sharp

                                                                     Exhibit 24